UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 22, 2016

AEHR TEST SYSTEMS

(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE
FREMONT, CA 94539

(Address of principal executive offices, including zip code)

510-623-9400

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into material definitive agreements is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

On September 22, 2016, Aehr Test Systems (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with certain outside institutional and accredited investors (the “Investors”) to sell 2,721,540 shares of its common stock (the “Shares”) to the Investors in a private placement at a price of $2.15 per share for aggregate gross proceeds to the Company of $5,851,311, before offering expenses. The closing of the private placement took place on September 28, 2016. Craig-Hallum Capital Group LLC acted as the placement agent in connection with the transaction.

The Shares were offered and sold in the private placement to certain institutional and accredited investors without registration under the Securities Act of 1933, as amended, or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

In connection with the private placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which it will file a registration statement on Form S-3 to cover the resale of the Shares.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
10.1	Purchase Agreement by and among the Company and the Investors (defined therein), dated as of September 22, 2016.
10.2	Registration Rights Agreement by and among the Company and the Investors (defined therein), dated as of September 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEHR TEST SYSTEMS

By:	/s/ KENNETH B. SPINK
Kenneth B. Spink Vice President of Finance and Chief Financial Officer

Date:  September 28, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1	Purchase Agreement by and among the Company and the Investors (defined therein), dated as of September 22, 2016.
10.2	Registration Rights Agreement by and among the Company and the Investors (defined therein), dated as of September 22, 2016.